UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 23, 2001
(Date of Earliest Event Reported)

Commission file number: 1-3203

CHESAPEAKE CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	54-0166880
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1021 East Cary Street
Richmond, Virginia	23219
(Address of principal executive offices)	Zip Code

Registrant's telephone number, including area code: 804-697-1000

Not Applicable
(Former name, former address, and former fiscal year, if changed since last report)

Page 1 of 4 Pages.
Exhibit Index Appears on Page 4.

ITEM 5. OTHER EVENTS

On October 23, 2001, Chesapeake Corporation ("Chesapeake") issued a press release announcing its earnings for the third quarter and nine months ended September 30, 2001. The information contained in the press release, which is attached as Exhibit 99.1 to this report, is incorporated herein by reference.

On November 1, 2001, Chesapeake issued a press release announcing an offering of Senior Subordinated Notes. The information contained in the press release, which is attached as Exhibit 99.2 to this report, is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)
Exhibits

99.1

Press release, dated as of October 23, 2001, announcing Chesapeake's earnings for the third quarter and nine months ended September 30, 2001.

99.2
Press release, dated as of November 1, 2001, announcing an offering of Senior Subordinated Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHESAPEAKE CORPORATION
(Registrant)

Date: November 1, 2001	BY:	/s/ Christine R. Vlahcevic
Christine R. Vlahcevic
Controller
(Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1
Press release, dated as of October 23, 2001, announcing Chesapeake's earnings for the third quarter and nine months ended September 30, 2001.
99.2

Press release, dated as of November 1, 2001, announcing an offering of Senior Subordinated Notes.

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